TIAA-CREF Funds	Prospectus

TIAA-CREF Lifestyle Funds

OCTOBER 1, 2019

Ticker

Fund	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Lifestyle Income Fund	TSITX	TSIHX	TSIPX	TLSRX	TSILX
Lifestyle Conservative Fund	TCSIX	TLSHX	TLSPX	TSCTX	TSCLX
Lifestyle Moderate Fund	TSIMX	TSMHX	TSMPX	TSMTX	TSMLX
Lifestyle Growth Fund	TSGGX	TSGHX	TSGPX	TSGRX	TSGLX
Lifestyle Aggressive Growth Fund	TSAIX	TSAHX	TSAPX	TSARX	TSALX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the annual and semiannual shareholder reports of the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

This Prospectus describes the Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares offered by the Funds of the Trust. These Funds comprise the TIAA-CREF Lifestyle Funds (the “Lifestyle Funds”), a sub-family of funds offered by the Trust.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Summary information

Lifestyle Income Fund

Investment objective 6

Fees and expenses 6

Shareholder fees 6

Annual Fund operating expenses 7

Example 7

Portfolio turnover 8

Principal investment strategies 8

Principal investment risks 9

Past performance 11

Portfolio management 14

Purchase and sale of Fund shares 14

Tax information 15

Payments to broker-dealers and other financial intermediary compensation 15

Summary information

Lifestyle Conservative Fund

Investment objective 16

Fees and expenses 16

Shareholder fees 16

Annual Fund operating expenses 17

Example 17

Portfolio turnover 18

Principal investment strategies 18

Principal investment risks 19

Past performance 21

Portfolio management 24

Purchase and sale of Fund shares 24

Tax information 25

Payments to broker-dealers and other financial intermediary compensation 25

Summary information

Lifestyle Moderate Fund

Investment objective 26

Fees and expenses 26

Shareholder fees 26

Annual Fund operating expenses 27

Example 27

Portfolio turnover 28

Principal investment strategies 28

Principal investment risks 29

Past performance 31

Portfolio management 34

Purchase and sale of Fund shares 34

Tax information 35

Payments to broker-dealers and other financial intermediary compensation 35

Summary information

Lifestyle Growth Fund

Investment objective 36

Fees and expenses 36

Shareholder fees 36

Annual Fund operating expenses 37

Example 37

Portfolio turnover 38

Principal investment strategies 38

Principal investment risks 39

Past performance 41

Portfolio management 44

Purchase and sale of Fund shares 44

Tax information 45

Payments to broker-dealers and other financial intermediary compensation 45

Table of contents

Summary information

Lifestyle Aggressive Growth Fund

Investment objective 46

Fees and expenses 46

Shareholder fees 46

Annual Fund operating expenses 47

Example 47

Portfolio turnover 48

Principal investment strategies 48

Principal investment risks 49

Past performance 51

Portfolio management 54

Purchase and sale of Fund shares 54

Tax information 55

Payments to broker-dealers and other financial intermediary compensation 55

Additional information about investment strategies and risks 55

Additional information about the Funds 55

More about the Funds’ strategies 56

Additional information about the Funds’ broad-based securities market indices 57

Additional information about the Funds’ composite indices 57

Additional information about the Underlying Funds 59

Additional information on investment risks of the Funds and Underlying Funds 61

Principal risks of the Funds 62

Additional information on principal risks of the Underlying Funds of the Trust 66

Additional information on investment strategies and risks of the Funds and Underlying Funds 74

Portfolio holdings 77

Portfolio turnover 77

Share classes 77

Management of the Funds 78

The Funds’ investment adviser 78

Investment management fees 79

Portfolio management team 79

Other services 80

Distribution and service arrangements 80

All classes 80

Other payments by the Funds 80

Other payments by Nuveen Securities, Advisors or their affiliates 82

Other arrangements 83

Calculating share price 83

Dividends and distributions 85

Taxes 86

Your account: purchasing, redeeming or exchanging shares 89

Fund shares offered in this Prospectus 89

Share class eligibility 89

Purchasing shares 92

Redeeming shares 99

Exchanging shares 103

Conversion of shares–applicable to all investors 105

Important transaction information 106

Market timing/excessive trading policy–applicable to all investors 109

Electronic prospectuses 111

Additional information about index providers 111

Additional information about the Trust and the Board of Trustees 112

Glossary 113

Financial highlights 115

Summary information

TIAA-CREF Lifestyle Income Fund

Investment objective

The Fund seeks current income with some capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

6     Prospectus  ■  TIAA-CREF Lifestyle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%

Other expenses	0.26%	0.33%	[1]	0.26%	0.50%	0.28%

Acquired Fund fees and expenses[2]	0.32%	0.32%		0.32%	0.32%	0.32%

Total annual Fund operating expenses	0.68%	0.75%		0.83%	0.92%	0.95%

Waivers and expense reimbursements[3]	(0.26)%	(0.25)%		(0.26)%	(0.25)%	(0.25)%

Total annual Fund operating expenses after fee
waiver and/or expense reimbursement	0.42%	0.50%		0.57%	0.67%	0.70%

1	Restated to reflect estimate for the current fiscal year.
2

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.49% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2020, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$43	$51	$58	$68	$72
3 years	$191	$215	$239	$268	$278
5 years	$353	$392	$435	$485	$501
10 years	$822	$907	$1,001	$1,108	$1,144

TIAA-CREF Lifestyle Funds  ■  Prospectus     7

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking current income with some capital appreciation through a relatively stable asset allocation strategy targeting an income-oriented and conservative risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 20% of the Fund’s assets in equity Underlying Funds and (2) approximately 80% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying

8     Prospectus  ■  TIAA-CREF Lifestyle Funds

Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2019, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	20.46%	U.S. Equity	15.33%	• Large-Cap Growth Fund	3.63%
				• Large-Cap Value Fund	3.52%
				• Quant Large-Cap Growth Fund	3.32%
				• Growth & Income Fund	3.21%
				• Quant Small-Cap Equity Fund	0.72%
				• Quant Small/Mid-Cap Equity Fund	0.62%
				• Quant Large-Cap Value Fund	0.31%
		International Equity	5.13%	• International Equity Fund	1.59%
				• International Opportunities Fund	1.32%
				• Emerging Markets Equity Fund	1.05%
				• Quant International Small-Cap Equity Fund	0.82%
				• Quant International Equity Fund	0.35%
Fixed-Income	79.54%	Fixed-Income	38.85%	• Bond Plus Fund	19.93%
				• Bond Fund	18.92%
		Short-Term Fixed-Income	40.69%	• Short-Term Bond Fund	40.69%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not

TIAA-CREF Lifestyle Funds  ■  Prospectus     9

achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. Because the Fund targets its investments in a higher percentage of fixed-income Underlying Funds, Fixed-Income Underlying Funds Risks are expected to predominate.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

10     Prospectus  ■  TIAA-CREF Lifestyle Funds

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments compared to investments in U.S. issuers, which can result in greater market and price volatility.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2018, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed

TIAA-CREF Lifestyle Funds  ■  Prospectus     11

below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Income Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2019, was 7.44%.

Best quarter: 3.94%, for the quarter ended March 31, 2012. Worst quarter: -2.77%, for the quarter ended December 31, 2018.

12     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2018

	Inception date	One year	Five years	Since inception
Institutional Class	12/9/2011
Return before taxes		–2.04%	2.74%	3.87%
Return after taxes on distributions		–3.22%	1.58%	2.74%
Return after taxes on distributions and sale of
Fund shares		–0.97%	1.69%	2.60%
Advisor Class	12/4/2015
Return before taxes		–2.04%	2.72%*	3.86%*
Premier Class	12/9/2011
Return before taxes		–2.26%	2.57%	3.71%
Retirement Class	12/9/2011
Return before taxes		–2.27%	2.48%	3.61%
Retail Class	12/9/2011
Return before taxes		–2.30%	2.44%	3.58%

Morningstar Conservative Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–1.20%	2.54%	3.31%†

Lifestyle Income Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		–0.87%	2.66%	3.38%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.
‡

As of the close of business on December 31, 2018, the Lifestyle Income Fund Composite Index consisted of: 40.0% Bloomberg Barclays U.S. Aggregate Bond Index; 40.0% Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index; 14.0% Russell 3000® Index; and 6.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     13

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2011	since 2011

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

14     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifestyle Funds  ■  Prospectus     15

Summary information

TIAA-CREF Lifestyle Conservative Fund

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

16     Prospectus  ■  TIAA-CREF Lifestyle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%

Other expenses	0.10%	0.17%	[1]	0.10%	0.34%	0.11%

Acquired Fund fees and expenses[2]	0.36%	0.36%		0.36%	0.36%	0.36%

Total annual Fund operating expenses	0.56%	0.63%		0.71%	0.80%	0.82%

Waivers and expense reimbursements[3]	(0.10)%	(0.09)%		(0.10)%	(0.09)%	(0.09)%

Total annual Fund operating expenses after fee
waiver and/or expense reimbursement	0.46%	0.54%		0.61%	0.71%	0.73%

1	Restated to reflect estimate for the current fiscal year.
2

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.49% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2020, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$47	$55	$62	$73	$75
3 years	$169	$193	$217	$246	$253
5 years	$303	$342	$385	$435	$446
10 years	$692	$778	$873	$981	$1,005

TIAA-CREF Lifestyle Funds  ■  Prospectus     17

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term total return, consisting of current income and capital appreciation, through a relatively stable asset allocation strategy targeting a conservative risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 40% of the Fund’s assets in equity Underlying Funds and (2) approximately 60% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying

18     Prospectus  ■  TIAA-CREF Lifestyle Funds

Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2019, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	40.70%	U.S. Equity	29.53%	• Large-Cap Growth Fund	7.20%
				• Large-Cap Value Fund	6.97%
				• Growth & Income Fund	6.39%
				• Quant Large-Cap Growth Fund	4.70%
				• Quant Large-Cap Value Fund	1.61%
				• Quant Small-Cap Equity Fund	1.43%
				• Quant Small/Mid-Cap Equity Fund	1.23%
		International Equity	11.17%	• International Equity Fund	3.15%
				• International Opportunities Fund	2.63%
				• Emerging Markets Equity Fund	2.08%
				• Quant International Equity Fund	1.69%
				• Quant International Small-Cap Equity Fund	1.62%
Fixed-Income	59.30%	Fixed-Income	38.59%	• Bond Plus Fund	29.69%
				• Bond Fund	8.90%
		Short-Term Fixed-Income	20.71%	• Short-Term Bond Fund	20.71%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not

TIAA-CREF Lifestyle Funds  ■  Prospectus     19

achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of

20     Prospectus  ■  TIAA-CREF Lifestyle Funds

the issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments compared to investments in U.S. issuers, which can result in greater market and price volatility.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2018, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

TIAA-CREF Lifestyle Funds  ■  Prospectus     21

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Conservative Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2019, was 10.28%.

Best quarter: 6.70%, for the quarter ended March 31, 2012. Worst quarter: -6.13%, for the quarter ended December 31, 2018.

22     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2018

	Inception date	One year	Five years	Since inception
Institutional Class	12/9/2011
Return before taxes		–4.43%	3.47%	5.60%
Return after taxes on distributions		–5.65%	2.23%	4.41%
Return after taxes on distributions and sale of
Fund shares		–2.22%	2.29%	4.01%
Advisor Class	12/4/2015
Return before taxes		–4.62%	3.43%*	5.57%*
Premier Class	12/9/2011
Return before taxes		–4.63%	3.29%	5.43%
Retirement Class	12/9/2011
Return before taxes		–4.75%	3.20%	5.32%
Retail Class	12/9/2011
Return before taxes		–4.77%	3.18%	5.29%

Morningstar Moderately Conservative Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–2.87%	3.46%	5.09%†

Lifestyle Conservative Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		–2.76%	3.65%	5.21%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.
‡

As of the close of business on December 31, 2018, the Lifestyle Conservative Fund Composite Index consisted of: 40.0% Bloomberg Barclays U.S. Aggregate Bond Index; 28.0% Russell 3000® Index; 20.0% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index; and 12.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     23

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2011	since 2011

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

24     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifestyle Funds  ■  Prospectus     25

Summary information

TIAA-CREF Lifestyle Moderate Fund

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

26     Prospectus  ■  TIAA-CREF Lifestyle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%

Other expenses	0.07%	0.15%	[1]	0.07%	0.32%	0.08%

Acquired Fund fees and expenses[2]	0.40%	0.40%		0.40%	0.40%	0.40%

Total annual Fund operating expenses	0.57%	0.65%		0.72%	0.82%	0.83%

Waivers and expense reimbursements[3]	(0.07)%	(0.07)%		(0.07)%	(0.07)%	(0.06)%

Total annual Fund operating expenses after fee
waiver and/or expense reimbursement	0.50%	0.58%		0.65%	0.75%	0.77%

1	Restated to reflect estimate for the current fiscal year.
2

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.49% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2020, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$51	$59	$66	$77	$79
3 years	$176	$201	$223	$255	$259
5 years	$311	$355	$394	$448	$455
10 years	$707	$804	$888	$1,007	$1,020

TIAA-CREF Lifestyle Funds  ■  Prospectus     27

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term total return, consisting of capital appreciation and current income, through a relatively stable asset allocation strategy targeting a moderate risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 60% of the Fund’s assets in equity Underlying Funds and (2) approximately 40% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying

28     Prospectus  ■  TIAA-CREF Lifestyle Funds

Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2019, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	60.66%	U.S. Equity	43.54%	• Large-Cap Growth Fund	10.74%
				• Large-Cap Value Fund	10.40%
				• Growth & Income Fund	9.52%
				• Quant Large-Cap Growth Fund	6.02%
				• Quant Large-Cap Value Fund	2.90%
				• Quant Small-Cap Equity Fund	2.13%
				• Quant Small/Mid-Cap Equity Fund	1.83%
		International Equity	17.12%	• International Equity Fund	4.72%
				• International Opportunities Fund	3.92%
				• Emerging Markets Equity Fund	3.10%
				• Quant International Equity Fund	2.97%
				• Quant International Small-Cap Equity Fund	2.41%
Fixed-Income	39.34%	Fixed-Income	39.34%	• Bond Plus Fund	39.34%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of

TIAA-CREF Lifestyle Funds  ■  Prospectus     29

Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments compared to investments in U.S. issuers, which can result in greater market and price volatility.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

30     Prospectus  ■  TIAA-CREF Lifestyle Funds

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2018, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

TIAA-CREF Lifestyle Funds  ■  Prospectus     31

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Moderate Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2019, was 13.34%.

Best quarter: 9.36%, for the quarter ended March 31, 2012. Worst quarter: -9.55%, for the quarter ended December 31, 2018.

32     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2018

	Inception date	One year	Five years	Since inception
Institutional Class	12/9/2011
Return before taxes		–6.95%	4.12%	7.28%
Return after taxes on distributions		–8.19%	2.79%	6.01%
Return after taxes on distributions and sale of
Fund shares		–3.58%	2.83%	5.40%
Advisor Class	12/4/2015
Return before taxes		–7.00%	4.08%*	7.25%*
Premier Class	12/9/2011
Return before taxes		–7.12%	3.99%	7.13%
Retirement Class	12/9/2011
Return before taxes		–7.19%	3.87%	7.02%
Retail Class	12/9/2011
Return before taxes		–7.28%	3.83%	6.97%

Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–4.76%	4.08%	6.57%†

Lifestyle Moderate Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		–4.69%	4.61%	7.01%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.
‡

As of the close of business on December 31, 2018, the Lifestyle Moderate Fund Composite Index consisted of: 42.0% Russell 3000® Index; 40.0% Bloomberg Barclays U.S. Aggregate Bond Index; and 18.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     33

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2011	since 2011

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

34     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifestyle Funds  ■  Prospectus     35

Summary information

TIAA-CREF Lifestyle Growth Fund

Investment objective

The Fund seeks long-term growth of capital with some current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

36     Prospectus  ■  TIAA-CREF Lifestyle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%

Other expenses	0.13%	0.21%	[1]	0.13%	0.37%	0.15%

Acquired Fund fees and expenses[2]	0.43%	0.43%		0.43%	0.43%	0.43%

Total annual Fund operating expenses	0.66%	0.74%		0.81%	0.90%	0.93%

Waivers and expense reimbursements[3]	(0.13)%	(0.13)%		(0.13)%	(0.12)%	(0.12)%

Total annual Fund operating expenses after fee
waiver and/or expense reimbursement	0.53%	0.61%		0.68%	0.78%	0.81%

1	Restated to reflect estimate for the current fiscal year.
2

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.49% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2020, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$54	$62	$69	$80	$83
3 years	$198	$223	$246	$275	$284
5 years	$355	$399	$437	$487	$503
10 years	$810	$906	$990	$1,097	$1,132

TIAA-CREF Lifestyle Funds  ■  Prospectus     37

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term growth of capital with some current income through a relatively stable asset allocation strategy targeting a growth-oriented risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 80% of the Fund’s assets in equity Underlying Funds and (2) approximately 20% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying

38     Prospectus  ■  TIAA-CREF Lifestyle Funds

Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2019, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	80.45%	U.S. Equity	57.42%	• Large-Cap Growth Fund	14.26%
				• Large-Cap Value Fund	13.80%
				• Growth & Income Fund	12.62%
				• Quant Large-Cap Growth Fund	7.32%
				• Quant Large-Cap Value Fund	4.17%
				• Quant Small-Cap Equity Fund	2.83%
				• Quant Small/Mid-Cap Equity Fund	2.42%
		International Equity	23.03%	• International Equity Fund	6.26%
				• International Opportunities Fund	5.20%
				• Quant International Equity Fund	4.26%
				• Emerging Markets Equity Fund	4.11%
				• Quant International Small-Cap Equity Fund	3.20%
Fixed-Income	19.55%	Fixed-Income	19.55%	• Bond Plus Fund	19.55%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of

TIAA-CREF Lifestyle Funds  ■  Prospectus     39

Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. Because the Fund targets its investments in a higher percentage of equity Underlying Funds, Equity Underlying Funds Risks are expected to predominate.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments compared to investments in U.S. issuers, which can result in greater market and price volatility.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

40     Prospectus  ■  TIAA-CREF Lifestyle Funds

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2018, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

TIAA-CREF Lifestyle Funds  ■  Prospectus     41

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Growth Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2019, was 15.52%.

Best quarter: 11.87%, for the quarter ended March 31, 2012. Worst quarter: -12.86%, for the quarter ended December 31, 2018.

42     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2018

	Inception date	One year	Five years	Since inception
Institutional Class	12/9/2011
Return before taxes		–9.22%	4.42%	8.52%
Return after taxes on distributions		–10.40%	3.20%	7.33%
Return after taxes on distributions and sale of
Fund shares		–4.77%	3.21%	6.56%
Advisor Class	12/4/2015
Return before taxes		–9.21%	4.39%*	8.50%*
Premier Class	12/9/2011
Return before taxes		–9.30%	4.25%	8.35%
Retirement Class	12/9/2011
Return before taxes		–9.42%	4.15%	8.25%
Retail Class	12/9/2011
Return before taxes		–9.47%	4.11%	8.20%

Morningstar Moderately Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–6.74%	4.60%	7.97%†

Lifestyle Growth Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		–6.38%	5.20%	8.55%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.
‡

As of the close of business on December 31, 2018, the Lifestyle Growth Fund Composite Index consisted of: 56.0% Russell 3000® Index; 24.0% MSCI All Country World Index ex USA Investable Market Index; and 20.0% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     43

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2011	since 2011

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

44     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifestyle Funds  ■  Prospectus     45

Summary information

TIAA-CREF Lifestyle Aggressive Growth Fund

Investment objective

The Fund seeks long-term growth of capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

46     Prospectus  ■  TIAA-CREF Lifestyle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%

Other expenses	0.18%	0.25%	[1]	0.18%	0.42%	0.22%

Acquired Fund fees and expenses[2]	0.46%	0.46%		0.46%	0.46%	0.46%

Total annual Fund operating expenses	0.74%	0.81%		0.89%	0.98%	1.03%

Waivers and expense reimbursements[3]	(0.18)%	(0.18)%		(0.18)%	(0.17)%	(0.17)%

Total annual Fund operating expenses after fee
waiver and/or expense reimbursement	0.56%	0.63%		0.71%	0.81%	0.86%

1	Restated to reflect estimate for the current fiscal year.
2

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.49% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2020, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$57	$64	$73	$83	$88
3 years	$218	$241	$266	$295	$311
5 years	$394	$432	$475	$525	$552
10 years	$902	$985	$1,080	$1,186	$1,244

TIAA-CREF Lifestyle Funds  ■  Prospectus     47

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term growth of capital through a relatively stable asset allocation strategy targeting an aggressive growth risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 100% of the Fund’s assets in equity Underlying Funds and (2) approximately 0% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

48     Prospectus  ■  TIAA-CREF Lifestyle Funds

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2019, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	100.00%	U.S. Equity	71.06%	• Large-Cap Growth Fund	17.67%
				• Large-Cap Value Fund	17.18%
				• Growth & Income Fund	15.68%
				• Quant Large-Cap Growth Fund	8.61%
				• Quant Large-Cap Value Fund	5.44%
				• Quant Small-Cap Equity Fund	3.47%
				• Quant Small/Mid-Cap Equity Fund	3.01%
		International Equity	28.94%	• International Equity Fund	7.80%
				• International Opportunities Fund	6.50%
				• Quant International Equity Fund	5.52%
				• Emerging Markets Equity Fund	5.13%
				• Quant International Small-Cap Equity Fund	3.99%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the

TIAA-CREF Lifestyle Funds  ■  Prospectus     49

Fund allocates to each Underlying Fund. Because the Fund targets its investments in a significantly higher percentage of equity Underlying Funds, Equity Underlying Funds Risks are expected to predominate.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments compared to investments in U.S. issuers, which can result in greater market and price volatility.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates; and

50     Prospectus  ■  TIAA-CREF Lifestyle Funds

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2018, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF Lifestyle Funds  ■  Prospectus     51

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Aggressive Growth Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2019, was 17.61%.

Best quarter: 14.33%, for the quarter ended March 31, 2012. Worst quarter: -15.89%, for the quarter ended December 31, 2018.

52     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2018

	Inception date	One year	Five years	Since inception
Institutional Class	12/9/2011
Return before taxes		–11.18%	4.69%	9.75%
Return after taxes on distributions		–12.33%	3.37%	8.48%
Return after taxes on distributions and sale of
Fund shares		–5.82%	3.48%	7.65%
Advisor Class	12/4/2015
Return before taxes		–11.17%	4.66%*	9.73%*
Premier Class	12/9/2011
Return before taxes		–11.29%	4.54%	9.59%
Retirement Class	12/9/2011
Return before taxes		–11.39%	4.42%	9.47%
Retail Class	12/9/2011
Return before taxes		–11.46%	4.35%	9.39%

Morningstar Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–8.17%	5.01%	9.03%†

Lifestyle Aggressive Growth Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		–8.12%	5.74%	10.06%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.
‡

As of the close of business on December 31, 2018, the Lifestyle Aggressive Growth Fund Composite Index consisted of: 70.0% Russell 3000® Index; and 30.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     53

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2011	since 2011

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

54     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

Each Fund is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by Advisors or its affiliates (collectively, the “Underlying Funds”). Each Fund invests in Underlying Funds according to a relatively stable asset allocation strategy corresponding to its risk-return profile. Each Underlying Fund invests primarily in equity securities or fixed-income securities, and the ratio among equity Underlying Funds and fixed-income Underlying Funds creates the risk-return profile for each Fund.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

No one can assure that a Fund will achieve its investment objective and investors should not consider an investment in a Fund to be a complete investment program or appropriate for the investment of a majority of an investor’s assets.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

TIAA-CREF Lifestyle Funds  ■  Prospectus     55

More about the Funds’ strategies

General information about the Funds

This Prospectus describes the shares of five Lifestyle Funds, a sub-family of funds offered by the TIAA-CREF Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Fund separately to determine if it is an appropriate investment.

The target allocations among equity and fixed-income Underlying Funds for the five Lifestyle Funds are set forth in the table below:

Fund name	Equity allocation	Fixed-income allocation
Lifestyle Aggressive Growth Fund	100%	0%
Lifestyle Growth Fund	80%	20%
Lifestyle Moderate Fund	60%	40%
Lifestyle Conservative Fund	40%	60%
Lifestyle Income Fund	20%	80%

Allocations for the Funds are based on historical risk-return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund performs in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

Rebalancing and tactical allocation

In order to maintain its target allocations, each Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation for a particular Fund, the Fund will generally rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Underlying Funds’ portfolios, rebalancings, reallocations or other adjustments may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

Advisors may also use tactical allocations to attempt to improve the risk-adjusted returns for the Funds over short- and intermediate-term investment horizons. The tactical allocations are based upon Advisors’ evaluation of the economy, market valuation, and investor sentiment. As well, allocations will vary with Advisors’ assessment of the Underlying Funds’ relative attractiveness as investment opportunities. These tactical allocations can be among the asset classes, market sectors and individual Underlying Funds. Advisors considers the

56     Prospectus  ■  TIAA-CREF Lifestyle Funds

capacity of the Underlying Funds to handle additional purchases and redemptions and works to minimize disruptions related to cash flows.

Other potential investments

In addition to seeking equity and fixed-income market exposure through the Underlying Funds, the Funds may, in certain limited circumstances, directly invest in certain financial assets in order to seek to obtain desired portfolio exposures and to facilitate the Funds’ efficient portfolio management. Among other financial assets, the Funds may directly invest in equity and fixed-income securities, derivatives, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Derivatives, including options contracts, may be used to establish or maintain the Funds’ tactical allocations.

Additional information about the Funds’ broad-based securities market indices

The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The Morningstar Target Risk Index Series is an asset allocation index series comprised of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Target Risk Index Series reflect multi-asset class exposure and similar risk profiles as the Funds.

Additional information about the Funds’ composite indices

In addition to certain broad-based market indices, each Fund compares its performance to a composite index as described below. The composite indices described below are unmanaged, and you cannot invest directly in an index.

The composite index for each Fund is comprised of two to four unmanaged benchmark indices that represent the four market sectors in which each Fund could invest across the equity and fixed-income asset classes. The composite index is created by applying the performance of the benchmark indices in proportion to each Fund’s target allocations across the market sectors. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during the period.

For performance during periods commencing January 1, 2014, the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index replaced the Bloomberg Barclays U.S. 1–5 Year Government/Credit Bond Index as the market sector index component for Short-Term Fixed-Income. For performance periods commencing February 1, 2017, the international equity component for the Funds’

TIAA-CREF Lifestyle Funds  ■  Prospectus     57

composite benchmarks changed from the MSCI ACWI ex USA Index to the MSCI ACWI ex USA Investable Market Index.

The market sectors and the related benchmark indices for the Funds are set forth below:

Lifestyle Aggressive Growth: U.S. Equity (Russell 3000 Index); and International Equity (MSCI ACWI ex USA Investable Market Index);

Lifestyle Growth: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); and Fixed-Income (Bloomberg Barclays U.S. Aggregate Bond Index);

Lifestyle Moderate: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); and Fixed-Income (Bloomberg Barclays U.S. Aggregate Bond Index);

Lifestyle Conservative: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); Fixed-Income (Bloomberg Barclays U.S. Aggregate Bond Index); and Short-Term Fixed-Income (Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index); and

Lifestyle Income: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); Fixed-Income (Bloomberg Barclays U.S. Aggregate Bond Index); and Short-Term Fixed-Income (Bloomberg Barclays U.S. 1--3 Year Government/Credit Bond Index).

The indices that comprise the Funds’ composites are described below.

Russell 3000 Index (U.S. Equity)

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2019, the Russell 3000 Index had a mean market capitalization of $205.4 billion and a median market capitalization of $1.7 billion. The largest market capitalization of companies in the Russell 3000 Index was $1.0 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI ACWI ex USA Investable Market Index (IMI) (International Equity)

The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) includes large-, mid- and small-cap equities across 22 of 23 developed markets countries (excluding the United States) and 24 emerging markets countries. The index is a free-float adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.

Bloomberg Barclays U.S. Aggregate Bond Index (Fixed-Income)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate

58     Prospectus  ■  TIAA-CREF Lifestyle Funds

securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2019, this index contained approximately 10,493 issues. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg Barclays U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index (Short-Term Fixed-Income)

The Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–3 year maturities. The securities in the index must be rated investment-grade or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch.

Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds of the Trust in which the Funds currently are expected to invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Funds and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectuses for the Institutional Class shares of the Underlying Funds of the Trust at www.tiaa.org/prospectuses.

Fund	Investment objective, strategies and benchmark

Growth & Income Fund

Seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund’s benchmark index is the Standard & Poor’s 500® Index.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Growth Index.

Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Value Index.

TIAA-CREF Lifestyle Funds  ■  Prospectus     59

Fund	Investment objective, strategies and benchmark

Quant Large-Cap Growth Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000 Growth Index.

Quant Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000 Value Index.

Quant Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. The Fund’s benchmark index is the Russell 2000® Index.

Quant Small/Mid-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap and mid-cap equity securities. The Fund’s benchmark index is the Russell 2500® Index.

Emerging Markets Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund’s benchmark index is the MSCI Emerging Markets® Index.

International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund’s benchmark index is the MSCI EAFE Index.

International Opportunities Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. The Fund invests primarily in equity securities of issuers in developed and emerging markets located around the world but outside the United States. The Fund’s benchmark index is the MSCI ACWI ex USA® Index.

Quant International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund’s benchmark index is the MSCI EAFE Index.

Quant International Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities of foreign issuers. The Fund’s benchmark index is the MSCI ACWI ex USA Small Cap Index.

Bond Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index.

60     Prospectus  ■  TIAA-CREF Lifestyle Funds

Fund	Investment objective, strategies and benchmark

Bond Plus Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index.

High-Yield Fund

Seeks total return primarily through high current income and, when consistent with its primary objective, capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. The Fund’s benchmark index is the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index.

International Bond Fund

Seeks a favorable long-term total return. Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income investments of foreign issuers and derivative instruments, including those used to manage currency risk. The Fund’s benchmark index is the Bloomberg Barclays Global Aggregate Ex-USD Index (Hedged).

Money Market Fund

Seeks current income consistent with maintaining liquidity and preserving capital. The Fund is a “government money market fund,” as defined in the applicable rules governing money market funds, and as such invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s peer group average is the iMoneyNet Money Fund AveragesTM—All Government.

Short-Term Bond Fund

Seeks current income. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade fixed-income investments with an average maturity or average lives of less than 5 years. The Fund’s benchmark index is the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index.

Additional information on investment risks of the Funds and Underlying Funds

The assets of each of the Funds are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities, but the Funds may also directly invest in such securities or other financial instruments. Each Fund is subject to asset allocation risk, underlying funds risk, which includes the risks of equity securities, fixed-income securities and other investments in proportion to the allocation of Fund assets among the Underlying Funds, active management risk and fund of funds risk. To the extent a Fund directly invests in securities or other investments, it would be exposed to the risks associated with investing in such instruments. Because the Funds and certain Underlying Funds may use derivatives to a limited degree, the Funds may directly or indirectly have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

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Principal risks of the Funds

Asset allocation risk

The Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. A Fund will generally rebalance its allocations among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocations for a Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic rebalancing of a Fund’s allocations can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Funds and the Underlying Funds.

Underlying Funds risk

Each Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments not already described above are described in the “Equity securities risks” and “Fixed-income securities risks” sections below.

Equity securities risks

Each Fund may gain exposure, depending on where it is on the risk/return spectrum, to equity securities directly or through certain Underlying Funds that invest primarily in equity securities (the “Equity Underlying Funds”). In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to equity securities. More specifically, each Fund, directly or through one or more Equity Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Equity Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is

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subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be more difficult to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

Fixed-income securities risks

Each Fund may gain exposure, depending on where it is on the risk/return spectrum, to fixed-income securities directly or through certain Underlying Funds that invest primarily in fixed-income securities (the “Fixed-Income Underlying

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Funds”). Each Fund, directly or through its investments in one or more Fixed-Income Underlying Funds, may be subject to the following principal investment risks related to fixed-income securities (in the following risk descriptions “Fund” may refer to the Fund, a Fixed-Income Underlying Fund, or both):

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect a Fund’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at low levels, which may increase a Fund’s exposure to risks associated with rising interest rates. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.).

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

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• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing a Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s securities. Credit spreads often increase more for lower-rated and unrated securities than for investment-grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

Active management risk

The risk that the performance of the Funds or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Funds’ or Underlying Funds’ investment objectives. As a result of

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investment selection or trade execution, a Fund or an Underlying Fund could underperform its respective benchmarks or other mutual funds with similar investment objectives.

Fund of funds risk

The ability of a Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

Additional information on principal risks of the Underlying Funds of the Trust

In addition to the Funds’ principal risks noted above, below are some additional risks to which the Funds may have exposure depending upon their particular allocation to the various Underlying Funds of the Trust (in the following risks descriptions “Fund” may refer to a Fund, an Underlying Fund of the Trust or both):

• Counterparty and Third Party Risk—Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. If a counterparty defaults, a Fund may have contractual remedies but the Fund may be unable to enforce them due to the application of bankruptcy, insolvency and other laws affecting the rights of creditors. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. A Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities or derivatives transactions through a single broker, dealer, or futures commission merchant.

• Currency Management Strategies Risk—Currency management strategies, including forward currency contracts, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Advisors expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Advisors’ use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may

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involve significant amounts of currency management strategies risk. A Fund’s ability to use derivative instruments to manage currency exposure may also be altered or constrained by pending SEC regulations, if such regulations are adopted as proposed.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging markets currencies. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or political developments.

• Current Income Risk—The risk that the income a Fund receives may fall as a result of a decline in interest rates.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on

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dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

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• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which a Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for a Fund to properly value assets represented by such investments. In addition, a Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit a Fund from pursuing its investment strategies or negatively impact the values of portfolio holdings.

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Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values of portfolio holdings and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments with longer durations or maturities may face heightened levels of liquidity risk.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of a Fund compared with what such performance would have been without the use of the strategy.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Portfolio Turnover Risk—In pursuing its investment objectives, a Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by a Fund. Such expenses may include bid-ask spreads, dealer markups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are

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not reflected in annual fund operating expenses or in the example thereunder, may affect a Fund’s performance.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio.

• Senior Loan Risk—Many senior loans are rated lower than investment grade, or considered to be of comparable credit risk, so they present credit risk comparable to high-yield securities. While backed by collateral, the value of the collateral may not equal a Fund’s investment and may be hard to sell, so the liquidation of the collateral may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose a Fund to call risk and illiquid investments risk. There is no organized exchange or board of trade on which loans are traded; rather, they trade in an unregulated inter-dealer or inter-bank resale market, so the secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair a Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been

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increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, a Fund may have limited recourse to compel payment in the event of default.

• Special Risks for Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the Consumer Price Index for All Urban Consumers (CPI-U) may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve more risk than ordinary securities due to the high degree of uncertainty associated with such events. If the anticipated benefits of such developments do not ultimately materialize, the value of a special situation company may decline. As a result, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Also, transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of

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investment. The following types of companies, for example, are more likely to experience special situations: smaller companies, emerging growth companies, and early development stage companies. Also, companies with any of the following characteristics are more likely to experience special situations: participating in an initial public offering, operating at a loss, or having little or no revenue history.

• Style Risk—A Fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated.

• U.S. Government Securities Risk—U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent a Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact

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on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

In addition to the investment risks set forth above, there are other risks associated with investing in the Funds and Underlying Funds and their investments that are discussed elsewhere in the Funds’ and Underlying Funds’ Prospectuses and in the Funds’ and Underlying Funds’ SAIs. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

Additional information on investment strategies and risks of the Funds and Underlying Funds

The Equity Funds

The Underlying Funds of the Trust that invest primarily in equity securities—including the TIAA-CREF Growth & Income Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Quant Large-Cap Growth Fund, the Quant Large-Cap Value Fund, the Quant International Equity Fund, the Quant International Small-Cap Equity Fund, the Quant Small-Cap Equity Fund, the Quant Small/Mid-Cap Equity Fund, the Emerging Markets Equity Fund, the International Equity Fund and the International Opportunities Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Advisors determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each Fund and/or Equity Fund may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund or an Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund or an Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline. In purchasing call and put options, a Fund or an Equity Fund may purchase a call or put option that expires with no value due to the market price of the security

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remaining below or above, as applicable, the strike price of the option. In such an event, a Fund or an Equity Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Funds and the Equity Funds can also write (sell) put options. In writing put options, a Fund or an Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from the put options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline.

In addition, each Fund and/or Equity Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund and/or Equity Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund and/or an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, a Fund and/or an Equity Fund may invest in investment company securities, such as ETFs. A Fund and/or an Equity Fund may also invest in ETFs as well as ETNs for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or a Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Non-Trust Underlying Funds”), it will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to net asset value (“NAV”). In seeking to manage currency exposure, the Funds and/or the Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Funds and the Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations.

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The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—including the TIAA-CREF Bond Fund, the Bond Plus Fund, the High-Yield Fund, the International Bond Fund and the Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, the Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

Derivatives risks

The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments to which the derivatives relate. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, can be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and the Fund and the Underlying Fund could lose more than the amount invested. Investment returns could depend primarily upon the performance of securities that the Fund or the Underlying Fund does not own. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact an Underlying Fund’s or a Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives, the Underlying Funds and the Fund.

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Investments for temporary defensive purposes

Each Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including the Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve their respective investment objectives. Cash assets are generally not income-generating and would impact a Fund’s performance.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

Portfolio turnover

While each Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocations. Therefore, a Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear transaction costs, including brokerage commissions, when it transacts in shares of Non-Trust Underlying Funds. A “high portfolio turnover rate” for a Fund with respect to its holdings of Non-Trust Underlying Funds generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Funds and, ultimately, by shareholders. The portfolio turnover rates of the Funds during recent fiscal periods are provided in the Financial highlights. The Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher portfolio turnover rate. A high portfolio turnover rate for an Underlying Fund generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Underlying Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Funds, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust is subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

Each Fund may offer Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of

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shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of June 30, 2019, Advisors and TCIM together had approximately $382 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The Funds offered in the Prospectus, however, pay the management fees and other expenses that are described in the tables of fees and expenses in this Prospectus. The management fees paid by the Funds to Advisors are intended to compensate Advisors for its services to the Funds and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Funds. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

Advisors manages the assets of the Funds pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Funds with investment research, advice and supervision; furnishing an investment program for the Funds; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

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Investment management fees

Under the terms of the Management Agreement, Advisors receives a fee at an annual rate of 0.10% of the average daily net assets of each Fund. Advisors also receives management fees as the investment adviser to the Underlying Funds.

Each Fund also pays Advisors for certain administrative services Advisors provides to the Funds on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ most recent approval of each Fund’s Management Agreement is available in the Funds’ annual shareholder report for the fiscal year ended May 31, 2019. For a free copy of the Funds’ shareholder report, please call 800-842-2252, visit the Funds’ website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Funds are managed by a team of managers, whose members are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Funds and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
Lifestyle Funds

John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager)	2006	1992	2011

Hans Erickson, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2011

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

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Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Funds or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Premier Class and Retail Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively. Prior to October 1, 2019, Teachers Personal Investors Services, Inc. (“TPIS”) was the distributor of each class of Fund shares. Effective September 30, 2019, TPIS merged into Nuveen Securities, and Nuveen Securities became the distributor of each class of Fund shares.

Additional information about payments to intermediaries appears in the Funds’ SAI.

Other payments by the Funds

Institutional Class

More information about the Funds’ distribution and services arrangements for Institutional Class shares appears in the Funds’ SAI.

Advisor Class

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Advisors, on behalf of the Advisor Class of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. The Funds have adopted a Shareholder Servicing Plan (“Servicing Plan”) with respect to Advisor Class shares that has been approved by the Board of Trustees that outlines the types of services to be provided to the Funds by these financial intermediaries.

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The Servicing Plan also provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund if total Advisor Class expenses (subject to certain exclusions) exceed certain specified amounts.

More information about the Funds’ distribution and service arrangements for Advisor Class shares appears in the Funds’ SAI.

Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Funds pay monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist it with fulfilling its obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

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Retail Class

Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which each Fund pays Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, each Fund pays Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Funds’ distribution and services arrangements for Retail Class shares appears in the Funds’ SAI.

Other payments by Nuveen Securities, Advisors or their affiliates

In addition to the payments from the Funds made to financial intermediaries as previously described, Nuveen Securities, Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of the TIAA-CREF Funds. These payments are often referred to as “revenue sharing.” These payments may be made in order to promote the sale and retention of Fund shares by intermediaries and their customers. The amounts of these distribution-related revenue sharing payments may vary by financial intermediary and, with respect to a given financial intermediary, are typically calculated by reference to the amount of the financial intermediary’s recent gross sales of TIAA-CREF Fund shares and/or total assets of TIAA-CREF Funds held by the intermediary’s customers. The level of distribution-related revenue sharing payments that Nuveen Securities, Advisors or their affiliates are willing to provide to a particular financial intermediary may be affected by, among other factors, the intermediary’s total assets held in and recent net investments into the TIAA-CREF Funds, the intermediary’s level of participation in TIAA-CREF Fund sales and marketing programs, the intermediary’s compensation program for its registered representatives who sell TIAA-CREF Fund shares and provide services to TIAA-CREF Fund shareholders, and the asset class of the TIAA-CREF Funds for which these payments are provided. The SAI contains additional information about these payments. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund

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distribution platforms. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates may continue to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

In addition to revenue sharing payments to financial intermediaries related to distribution of the Funds’ shares, Advisors or its affiliates may also make revenue sharing payments out of their own assets to financial intermediaries as compensation for certain recordkeeping, shareholder communications and other account administration services provided to TIAA-CREF Fund shareholders who own their shares through these financial intermediaries’ accounts. These servicing-related revenue sharing payments are in addition to any applicable sub-transfer agency or similar fees paid to these financial intermediaries with respect to these services by the TIAA-CREF Funds out of Fund assets.

The amounts of revenue sharing payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The financial intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities, Advisors and/or their affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of each Fund consist primarily of shares of

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Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of each of the Funds is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

To value securities and other instruments held by the Underlying Funds (or the Fund, as applicable) of the Trust (other than for the Money Market Fund), such Underlying Funds (or Fund, as applicable) generally use market quotations or values obtained from independent pricing services to value such assets. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. Like the Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE Exchanges are closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE Exchanges are closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by the Board of Trustees. This pricing service

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employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Underlying Fund may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Fixed-income securities, including money market instruments (other than those held by a money market Underlying Fund of the Trust), are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Fund will use fair value, as determined under its fair value procedures, to the extent that the value of any of its investments, including any Underlying Funds, are unavailable or not considered reliable.

Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. Each Fund plans to pay dividends according to the following schedule:

Annually: Lifestyle Aggressive Growth Fund and Lifestyle Growth Fund

Quarterly: Lifestyle Conservative Fund, Lifestyle Moderate Fund and Lifestyle Income Fund

Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution

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options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain

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distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your

TIAA-CREF Lifestyle Funds  ■  Prospectus     87

account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

Buying a dividend. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

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This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Funds offer five share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class. Institutional Class shares are available for purchase directly from the Funds by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Funds directly at 800-223-1200 or www.tiaa.org. Investors should note that certain account minimums may be required for purchasing Institutional Class or Retail Class shares.

Share class eligibility

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

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Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. The Advisor Class is not available to SEPs, SAR-SEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, DST Asset Manager Solutions, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Institutional Class and Retail Class

Institutional Class and Retail Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Eligibility—Advisor Class, Premier Class and Retirement Class

Advisor Class, Premier Class and Retirement Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers (existing Direct Purchasers of Advisor Class shares only);

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

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• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Institutional Class and Retail Class shares:

• Institutional Class shares: The minimum initial investment is $2 million per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliates. Financial Intermediary Accounts where neither the investor nor the intermediary will receive, from the Funds or their affiliates, any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agency fees, so called “finder’s fees,” administration fees or similar fees with respect to Institutional Class shares are not subject to initial purchase or subsequent investment minimums. Employee Benefit Plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Funds are also exempt from initial and subsequent investment minimums.

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class, Premier Class or Retirement Class shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Institutional Class, Advisor Class, Premier Class, Retirement Class or Retail Class shares. For more information with regard to Institutional Class, Advisor Class, Premier Class or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to

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10:00 p.m. Eastern Time. For more information with regard to Retail Class shares, or if you are a Direct Purchaser of Advisor Class shares, please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Direct Purchasers of Institutional Class and Advisor Class shares and for Retail Class shares

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

How to open an account—Retail Class

Accounts can be opened via mail or in person. To open an account, send the Fund a completed application with your initial investment. To download an application to mail to the Funds, please visit the TIAA Web Center at www.tiaa.org. If you have any questions or need help obtaining or completing the application, call the Fund at 800-223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

Minimum initial and subsequent investment

For Direct Purchasers of Institutional Class shares, the minimum initial investment is $2 million per Fund account. The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. The Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

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Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class shares.

All Direct Purchasers of Institutional Class and Advisor Class shares and all Retail Class shareholders automatically have the right to buy shares by telephone, and all Retail Class shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the Fund at 800-223-1200 anytime after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from the Fund’s website. The Institutional Class, Advisor Class and Retail Class impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Transaction methods for purchases

Over the Internet: With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager or by calling 800-223-1200. You can request electronic withdrawals from your designated bank account to buy additional Advisor Class or Retail Class shares of the Funds by calling 800-223-1200.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify: “Institutional Class,” “Advisor Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219227

Kansas City, MO 64121-9227

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Overnight Mail:

The TIAA-CREF Funds—(specify: “Institutional Class,” “Advisor Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street, STE 219227

Kansas City, MO 64105-1407

Purchasing via wire: See the section entitled “For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients— Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account investment slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Fund receives your request. The Fund can suspend, change or terminate the Automatic Investment Plan option at any time, although the Fund will notify you if this occurs.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for a Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If a Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Direct Purchasers of Institutional Class and Advisor Class shares and for Retail Class shareholders, the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

• corporate checks for investment into non-corporate accounts;

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• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks.

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

PO Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

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Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Institutional Class, Advisor Class, Premier Class and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• using the TIAA website’s account access feature at www.tiaa.org.

For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan.

Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

Investors purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

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State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771
All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

Purchases of Institutional Class or Advisor Class shares through a broker-dealer or other financial intermediary

There are no associated sales charges or Rule 12b-1 plan fees for the purchase of Institutional Class or Advisor Class shares. However, pursuant to SEC guidance, certain broker-dealers or other financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders commissions or transaction fees determined by the broker-dealer or other financial intermediary related to the purchase of these shares. These commissions and transaction fees are not disclosed in this Prospectus. Other share classes of the Funds that have different fees and expenses are available. You should consult with your broker-dealer or other financial intermediary or visit its website for more information.

As discussed above, Nuveen Securities, Advisors or their affiliates also may make revenue sharing payments to broker-dealers or other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether revenue sharing payments may be made or received when a broker-dealer or other financial intermediary has imposed its own commissions or transaction fees. Based on future regulatory developments, such payments may be terminated.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other

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authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Funds’ Market Timing/Excessive Trading Policy (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses.

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There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For

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example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA Web Center.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) a bank account that has been added or updated within the last 30 calendar days, (iii) an address other than the address of record, or (iv) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Funds can postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit

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agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Advisors or TCIM, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Institutional Class, Advisor Class, Premier Class and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Institutional Class, Advisor Class and Retail Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

Over the Internet: With TIAA’s Web Center, Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions

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are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter your Social Security number, date of birth and active account number. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Institutional Class, Advisor Class, Premier Class and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Institutional Class, Advisor Class and Retail Class shares can redeem amounts up to $100,000 per Fund account per day by phone.

By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund will automatically redeem the requested dollar amount or number of shares for Institutional Class, Advisor Class, Premier Class and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Retail Class each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Funds and want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you or you may enroll online through the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment

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strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund’s portfolio (which may consist of either Institutional Class shares of one or more Underlying Funds of the Trust, shares of Non-Trust Underlying Funds or actual securities held by one or more Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Market timing/excessive trading policy—applicable to all investors” below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Direct Purchasers of Institutional Class or Advisor Class shares and for Retail Class shareholders, an exchange into a fund in which you already own shares must be for at least $1,000 for Institutional Class and $50 for Retail Class and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

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Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By telephone: If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager or 800-223-1200. For Direct Purchasers of Advisor Class or Retail Class shares, please call 800-223-1200. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Institutional Class or Advisor Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

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Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges

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or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Advisor Class shares to Retail Class shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and expenses of the new share class may be higher than those of the previously held class.

Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” anytime after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Institutional Class, Advisor Class, Premier Class or Retirement Class shares through an Eligible Investor, or if you hold Retail Class shares through a financial intermediary, the Eligible Investor or financial intermediary, as

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applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Funds before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Funds’ other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Funds. By contacting the Funds before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum account size.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

• Advisor Class, Premier Class and Retirement Class. There is currently no minimum account size for maintaining an Advisor Class, Premier Class or Retirement Class account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund’s account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

Account Maintenance Fee—Retail Class. The Funds charge an annual Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan

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programs. However, the annual Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the annual Account Maintenance Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the annual Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a financial intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

• Advisor Class, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

• Retail Class. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign

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the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Advice about your account—Direct Purchasers only. Neither the Funds nor any affiliate of Advisors nor any service provider to the Funds has provided advice, recommendations or suggestions as to any specific investment decision in the Funds. Shareholders are urged to consult their own advisors before making investment-related decisions, including but not limited to those related to transfers or rollovers from retirement plans, purchases or sales of investments, selection or retention of investment managers, or selection of account beneficiaries.

Customer complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Senior Director, Client Distribution Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA Web Center and telephone transactions. The Funds are not liable for losses from unauthorized TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs,

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including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the same Fund and then redeems or exchanges any monies out of that Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds. In addition, the market timing policies and procedures will not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds.

A Fund may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing activity. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

Each Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Funds seek to apply their market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies

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and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Funds, thereby making it more difficult for the Funds to identify market timing activity by such individual investors. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds believe that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Funds through an intermediary, including through a retirement or Employee Benefit Plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

Additional information about index providers

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®.” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

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MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg Barclays indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Morningstar indexes

©2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and

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disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,

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(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

114     Prospectus  ■  TIAA-CREF Lifestyle Funds

Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds since commencement of operations. Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in the Funds’ Annual Report, which is available without charge upon request by calling 800-842-2252, by visiting the Funds’ website at www.tiaa.org or by visiting the SEC’s website at www.sec.gov.

TIAA-CREF Lifestyle Funds  ■  Prospectus     115

Financial highlights

Lifestyle Income Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/19		$ 11.08	$ 0.28		$ 0.05	$ 0.33	$ (0.29)	$ (0.10)
	5/31/18		11.04	0.24		0.13	0.37	(0.27)	(0.06)
	5/31/17		10.77	0.22		0.38	0.60	(0.26)	(0.07)
	5/31/16		11.04	0.21		(0.12)	0.09	(0.25)	(0.11)
	5/31/15		11.00	0.19		0.17	0.36	(0.24)	(0.08)

Advisor Class
	5/31/19		11.07	0.28		0.06	0.34	(0.29)	(0.10)
	5/31/18		11.04	0.24		0.12	0.36	(0.27)	(0.06)
	5/31/17		10.77	0.22		0.38	0.60	(0.26)	(0.07)
	5/31/16	‡	10.86	0.10		0.08	0.18	(0.16)	(0.11)

Premier Class
	5/31/19		11.09	0.27		0.04	0.31	(0.28)	(0.10)
	5/31/18		11.05	0.23		0.12	0.35	(0.25)	(0.06)
	5/31/17		10.77	0.21		0.37	0.58	(0.23)	(0.07)
	5/31/16		11.04	0.21		(0.13)	0.08	(0.24)	(0.11)
	5/31/15		11.00	0.17		0.18	0.35	(0.23)	(0.08)

Retirement Class
	5/31/19		11.06	0.25		0.06	0.31	(0.27)	(0.10)
	5/31/18		11.03	0.21		0.12	0.33	(0.24)	(0.06)
	5/31/17		10.76	0.20		0.37	0.57	(0.23)	(0.07)
	5/31/16		11.04	0.19		(0.13)	0.06	(0.23)	(0.11)
	5/31/15		11.00	0.16		0.18	0.34	(0.22)	(0.08)

Retail Class
	5/31/19		11.07	0.25		0.05	0.30	(0.26)	(0.10)
	5/31/18		11.03	0.21		0.13	0.34	(0.24)	(0.06)
	5/31/17		10.76	0.19		0.38	0.57	(0.23)	(0.07)
	5/31/16		11.04	0.19		(0.14)	0.05	(0.22)	(0.11)
	5/31/15		11.00	0.16		0.17	0.33	(0.21)	(0.08)

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
‡	The Advisor Class commenced operations on December 4, 2015.

116     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

				Ratios and supplemental data

					Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return		Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)		Portfolio turnover rate

$ (0.39)	$ 11.02	3.26%		$8,683	0.36%		0.10%		2.57%		29%
(0.33)	11.08	3.25		3,498	0.36		0.10		2.19		19
(0.33)	11.04	5.72		1,455	0.39		0.10		2.03		18
(0.36)	10.77	0.89		796	0.37		0.10		1.91		33
(0.32)	11.04	3.34		1,923	0.35		0.10		1.69		13

(0.39)	11.02	3.24		110	0.37		0.13		2.53		29
(0.33)	11.07	3.24		105	0.37		0.11		2.17		19
(0.33)	11.04	5.70		104	0.40		0.12		2.03		18
(0.27)	10.77	1.67	[b]	102	0.39	[c]	0.12	[c]	1.95	[c]	33

(0.38)	11.02	3.02		810	0.51		0.25		2.44		29
(0.31)	11.09	3.10		255	0.52		0.25		2.04		19
(0.30)	11.05	5.46		234	0.55		0.25		1.89		18
(0.35)	10.77	0.76		215	0.53		0.25		1.89		33
(0.31)	11.04	3.18		1,217	0.50		0.25		1.54		13

(0.37)	11.00	2.92		15,504	0.60		0.35		2.29		29
(0.30)	11.06	3.00		16,847	0.61		0.35		1.93		19
(0.30)	11.03	5.44		15,646	0.64		0.35		1.80		18
(0.34)	10.76	0.56		13,734	0.62		0.35		1.76		33
(0.30)	11.04	3.09		15,469	0.59		0.35		1.46		13

(0.36)	11.01	2.98		48,233	0.63		0.38		2.27		29
(0.30)	11.07	2.97		50,449	0.63		0.37		1.91		19
(0.30)	11.03	5.43		48,011	0.66		0.38		1.77		18
(0.33)	10.76	0.52		37,209	0.65		0.38		1.75		33
(0.29)	11.04	3.06		36,946	0.62		0.38		1.43		13

TIAA-CREF Lifestyle Funds  ■  Prospectus     117

Financial highlights

Lifestyle Conservative Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/19		$ 12.58	$ 0.29		$ (0.10)	$ 0.19	$ (0.33)	$ (0.18)
	5/31/18		12.22	0.26		0.49	0.75	(0.32)	(0.07)
	5/31/17		11.64	0.23		0.78	1.01	(0.28)	(0.15)
	5/31/16		12.13	0.22		(0.27)	(0.05)	(0.27)	(0.17)
	5/31/15		11.95	0.20		0.40	0.60	(0.31)	(0.11)

Advisor Class
	5/31/19		12.58	0.26		(0.08)	0.18	(0.32)	(0.18)
	5/31/18		12.23	0.25		0.48	0.73	(0.31)	(0.07)
	5/31/17		11.64	0.23		0.78	1.01	(0.27)	(0.15)
	5/31/16	‡	11.86	0.09		0.04	0.13	(0.18)	(0.17)

Premier Class
	5/31/19		12.59	0.27		(0.10)	0.17	(0.31)	(0.18)
	5/31/18		12.23	0.24		0.49	0.73	(0.30)	(0.07)
	5/31/17		11.63	0.22		0.77	0.99	(0.24)	(0.15)
	5/31/16		12.12	0.22		(0.29)	(0.07)	(0.25)	(0.17)
	5/31/15		11.95	0.19		0.38	0.57	(0.29)	(0.11)

Retirement Class
	5/31/19		12.57	0.26		(0.10)	0.16	(0.30)	(0.18)
	5/31/18		12.21	0.23		0.49	0.72	(0.29)	(0.07)
	5/31/17		11.62	0.20		0.79	0.99	(0.25)	(0.15)
	5/31/16		12.11	0.20		(0.28)	(0.08)	(0.24)	(0.17)
	5/31/15		11.94	0.18		0.38	0.56	(0.28)	(0.11)

Retail Class
	5/31/19		12.56	0.25		(0.10)	0.15	(0.29)	(0.18)
	5/31/18		12.20	0.22		0.49	0.71	(0.28)	(0.07)
	5/31/17		11.62	0.20		0.77	0.97	(0.24)	(0.15)
	5/31/16		12.11	0.20		(0.28)	(0.08)	(0.24)	(0.17)
	5/31/15		11.94	0.17		0.39	0.56	(0.28)	(0.11)

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
‡	The Advisor Class commenced operations on December 4, 2015.

118     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)		Portfolio turnover rate

$ (0.51)	$ 12.26	1.68%	$27,635	0.20%		0.10%		2.34%		24%
(0.39)	12.58	6.17	18,299	0.25		0.10		2.05		13
(0.43)	12.22	8.87	5,087	0.22		0.10		1.96		15
(0.44)	11.64	(0.28)	2,749	0.23		0.10		1.88		26
(0.42)	12.13	5.13	4,021	0.25		0.10		1.70		13

(0.50)	12.26	1.62	379	0.27		0.18		2.16		24
(0.38)	12.58	6.07	172	0.22		0.12		2.00		13
(0.42)	12.23	8.94	107	0.24		0.12		1.97		15
(0.35)	11.64	1.25 [b]	102	0.25	[c]	0.12	[c]	1.70	[c]	26

(0.49)	12.27	1.62	699	0.35		0.25		2.17		24
(0.37)	12.59	5.93	269	0.38		0.25		1.91		13
(0.39)	12.23	8.77	256	0.39		0.25		1.84		15
(0.42)	11.63	(0.43)	243	0.39		0.25		1.85		26
(0.40)	12.12	4.88	1,341	0.41		0.25		1.57		13

(0.48)	12.25	1.51	44,397	0.44		0.35		2.08		24
(0.36)	12.57	5.83	42,506	0.45		0.35		1.81		13
(0.40)	12.21	8.70	33,907	0.47		0.35		1.71		15
(0.41)	11.62	(0.53)	26,300	0.48		0.35		1.71		26
(0.39)	12.11	4.79	22,852	0.50		0.35		1.47		13

(0.47)	12.24	1.41	157,919	0.46		0.37		2.06		24
(0.35)	12.56	5.90	163,097	0.47		0.37		1.79		13
(0.39)	12.20	8.59	139,697	0.49		0.37		1.70		15
(0.41)	11.62	(0.56)	103,657	0.51		0.38		1.71		26
(0.39)	12.11	4.77	86,146	0.52		0.38		1.45		13

TIAA-CREF Lifestyle Funds  ■  Prospectus     119

Financial highlights

Lifestyle Moderate Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/19		$ 14.18	$ 0.29		$ (0.30)	$ (0.01)	$ (0.36)	$ (0.26)
	5/31/18		13.44	0.26		0.94	1.20	(0.37)	(0.09)
	5/31/17		12.48	0.27		1.21	1.48	(0.30)	(0.22)
	5/31/16		13.25	0.21		(0.42)	(0.21)	(0.29)	(0.27)
	5/31/15		12.93	0.23		0.63	0.86	(0.38)	(0.16)

Advisor Class
	5/31/19		14.18	0.28		(0.29)	(0.01)	(0.36)	(0.26)
	5/31/18		13.44	0.26		0.93	1.19	(0.36)	(0.09)
	5/31/17		12.48	0.24		1.23	1.47	(0.29)	(0.22)
	5/31/16	‡	12.88	0.08		—	0.08	(0.21)	(0.27)

Premier Class
	5/31/19		14.21	0.28		(0.30)	(0.02)	(0.35)	(0.26)
	5/31/18		13.47	0.21		0.96	1.17	(0.34)	(0.09)
	5/31/17		12.48	0.23		1.24	1.47	(0.26)	(0.22)
	5/31/16		13.25	0.23		(0.46)	(0.23)	(0.27)	(0.27)
	5/31/15		12.93	0.21		0.63	0.84	(0.36)	(0.16)

Retirement Class
	5/31/19		14.17	0.26		(0.31)	(0.05)	(0.33)	(0.26)
	5/31/18		13.43	0.23		0.94	1.17	(0.34)	(0.09)
	5/31/17		12.46	0.22		1.23	1.45	(0.26)	(0.22)
	5/31/16		13.24	0.21		(0.46)	(0.25)	(0.26)	(0.27)
	5/31/15		12.92	0.20		0.63	0.83	(0.35)	(0.16)

Retail Class
	5/31/19		14.16	0.25		(0.30)	(0.05)	(0.33)	(0.26)
	5/31/18		13.42	0.23		0.93	1.16	(0.33)	(0.09)
	5/31/17		12.46	0.21		1.23	1.44	(0.26)	(0.22)
	5/31/16		13.23	0.20		(0.45)	(0.25)	(0.25)	(0.27)
	5/31/15		12.92	0.19		0.63	0.82	(0.35)	(0.16)

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
‡	The Advisor Class commenced operations on December 4, 2015.

120     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)		Portfolio turnover rate

$ (0.62)	$ 13.55	0.14%	$39,367	0.17%		0.10%		2.16%		23%
(0.46)	14.18	9.04	24,246	0.18		0.10		1.88		10
(0.52)	13.44	12.19	10,416	0.19		0.10		2.10		19
(0.56)	12.48	(1.45)	1,779	0.21		0.10		1.67		17
(0.54)	13.25	6.81	2,670	0.23		0.10		1.78		13

(0.62)	13.55	0.09	707	0.23		0.16		2.02		23
(0.45)	14.18	8.96	163	0.26		0.18		1.86		10
(0.51)	13.44	12.15	161	0.23		0.14		1.85		19
(0.48)	12.48	0.76 [b]	102	0.23	[c]	0.13	[c]	1.44	[c]	17

(0.61)	13.58	0.01	1,001	0.32		0.25		2.06		23
(0.43)	14.21	8.79	310	0.34		0.25		1.53		10
(0.48)	13.47	12.10	292	0.36		0.25		1.79		19
(0.54)	12.48	(1.59)	250	0.36		0.25		1.81		17
(0.52)	13.25	6.65	1,468	0.38		0.25		1.59		13

(0.59)	13.53	(0.11)	92,295	0.42		0.35		1.87		23
(0.43)	14.17	8.70	93,842	0.43		0.35		1.68		10
(0.48)	13.43	12.00	74,577	0.44		0.35		1.69		19
(0.53)	12.46	(1.77)	54,776	0.46		0.35		1.67		17
(0.51)	13.24	6.56	39,886	0.47		0.35		1.52		13

(0.59)	13.52	(0.20)	215,314	0.43		0.37		1.85		23
(0.42)	14.16	8.76	213,691	0.44		0.37		1.67		10
(0.48)	13.42	11.90	174,595	0.47		0.37		1.64		19
(0.52)	12.46	(1.73)	131,501	0.48		0.38		1.65		17
(0.51)	13.23	6.46	107,332	0.50		0.38		1.48		13

TIAA-CREF Lifestyle Funds  ■  Prospectus     121

Financial highlights

Lifestyle Growth Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/19		$ 15.75	$ 0.26		$ (0.63)	$ (0.37)	$ (0.36)	$ (0.36)
	5/31/18		14.53	0.25		1.49	1.74	(0.42)	(0.10)
	5/31/17		13.09	0.19		1.76	1.95	(0.17)	(0.34)
	5/31/16		14.19	0.20		(0.64)	(0.44)	(0.25)	(0.41)
	5/31/15		13.75	0.20		0.86	1.06	(0.38)	(0.24)

Advisor Class
	5/31/19		15.74	0.22		(0.60)	(0.38)	(0.35)	(0.36)
	5/31/18		14.52	0.22		1.52	1.74	(0.42)	(0.10)
	5/31/17		13.09	0.22		1.72	1.94	(0.17)	(0.34)
	5/31/16	‡	13.79	0.05		(0.09)	(0.04)	(0.25)	(0.41)

Premier Class
	5/31/19		15.75	0.24		(0.64)	(0.40)	(0.34)	(0.36)
	5/31/18		14.53	0.22		1.51	1.73	(0.41)	(0.10)
	5/31/17		13.07	0.20		1.72	1.92	(0.12)	(0.34)
	5/31/16		14.18	0.20		(0.67)	(0.47)	(0.23)	(0.41)
	5/31/15		13.74	0.18		0.86	1.04	(0.36)	(0.24)

Retirement Class
	5/31/19		15.69	0.23		(0.64)	(0.41)	(0.32)	(0.36)
	5/31/18		14.48	0.19		1.52	1.71	(0.40)	(0.10)
	5/31/17		13.06	0.18		1.72	1.90	(0.14)	(0.34)
	5/31/16		14.15	0.16		(0.63)	(0.47)	(0.21)	(0.41)
	5/31/15		13.72	0.17		0.85	1.02	(0.35)	(0.24)

Retail Class
	5/31/19		15.67	0.22		(0.64)	(0.42)	(0.31)	(0.36)
	5/31/18		14.46	0.19		1.51	1.70	(0.39)	(0.10)
	5/31/17		13.04	0.18		1.71	1.89	(0.13)	(0.34)
	5/31/16		14.13	0.16		(0.63)	(0.47)	(0.21)	(0.41)
	5/31/15		13.70	0.16		0.86	1.02	(0.35)	(0.24)

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
‡	The Advisor Class commenced operations on December 4, 2015.

122     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)		Portfolio turnover rate

$ (0.72)	$ 14.66	(2.07)%	$33,809	0.23%		0.10%		1.76%		29%
(0.52)	15.75	12.02	18,485	0.24		0.10		1.59		18
(0.51)	14.53	15.24	4,899	0.29		0.10		1.36		22
(0.66)	13.09	(2.96)	1,887	0.29		0.10		1.55		35
(0.62)	14.19	7.92	2,083	0.31		0.10		1.47		14

(0.71)	14.65	(2.13)	346	0.29		0.17		1.45		29
(0.52)	15.74	12.03	195	0.31		0.17		1.41		18
(0.51)	14.52	15.12	123	0.32		0.14		1.60		22
(0.66)	13.09	(0.16)[b]	102	0.31	[c]	0.13	[c]	0.87	[c]	35

(0.70)	14.65	(2.24)	1,553	0.38		0.25		1.63		29
(0.51)	15.75	11.93	361	0.42		0.25		1.39		18
(0.46)	14.53	15.01	327	0.46		0.25		1.46		22
(0.64)	13.07	(3.19)	267	0.44		0.25		1.47		35
(0.60)	14.18	7.77	1,585	0.46		0.25		1.31		14

(0.68)	14.60	(2.34)	40,228	0.47		0.35		1.52		29
(0.50)	15.69	11.83	45,329	0.49		0.35		1.26		18
(0.48)	14.48	14.86	30,614	0.54		0.35		1.33		22
(0.62)	13.06	(3.18)	23,506	0.54		0.35		1.24		35
(0.59)	14.15	7.62	24,527	0.55		0.35		1.20		14

(0.67)	14.58	(2.32)	85,422	0.50		0.38		1.44		29
(0.49)	15.67	11.73	89,044	0.52		0.38		1.25		18
(0.47)	14.46	14.83	70,977	0.58		0.39		1.30		22
(0.62)	13.04	(3.19)	52,668	0.58		0.40		1.23		35
(0.59)	14.13	7.61	50,390	0.59		0.39		1.18		14

TIAA-CREF Lifestyle Funds  ■  Prospectus     123

Financial highlights

Lifestyle Aggressive Growth Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/19		$ 16.95	$ 0.23		$ (0.98)	$ (0.75)	$ (0.37)	$ (0.43)
	5/31/18		15.28	0.18		2.12	2.30	(0.44)	(0.19)
	5/31/17		13.47	0.16		2.21	2.37	(0.12)	(0.44)
	5/31/16		15.14	0.10		(0.82)	(0.72)	(0.20)	(0.75)
	5/31/15		14.60	0.17		1.12	1.29	(0.40)	(0.35)

Advisor Class
	5/31/19		16.94	0.18		(0.93)	(0.75)	(0.36)	(0.43)
	5/31/18		15.28	0.19		2.09	2.28	(0.43)	(0.19)
	5/31/17		13.47	0.18		2.19	2.37	(0.12)	(0.44)
	5/31/16	‡	14.63	0.02		(0.23)	(0.21)	(0.20)	(0.75)

Premier Class
	5/31/19		16.99	0.20		(0.99)	(0.79)	(0.34)	(0.43)
	5/31/18		15.32	0.17		2.10	2.27	(0.41)	(0.19)
	5/31/17		13.47	0.15		2.21	2.36	(0.07)	(0.44)
	5/31/16		15.12	0.15		(0.87)	(0.72)	(0.18)	(0.75)
	5/31/15		14.59	0.15		1.11	1.26	(0.38)	(0.35)

Retirement Class
	5/31/19		16.89	0.18		(0.96)	(0.78)	(0.33)	(0.43)
	5/31/18		15.24	0.15		2.09	2.24	(0.40)	(0.19)
	5/31/17		13.44	0.13		2.20	2.33	(0.09)	(0.44)
	5/31/16		15.10	0.11		(0.86)	(0.75)	(0.16)	(0.75)
	5/31/15		14.56	0.13		1.12	1.25	(0.36)	(0.35)

Retail Class
	5/31/19		16.88	0.17		(0.97)	(0.80)	(0.32)	(0.43)
	5/31/18		15.22	0.14		2.10	2.24	(0.39)	(0.19)
	5/31/17		13.43	0.13		2.18	2.31	(0.08)	(0.44)
	5/31/16		15.08	0.10		(0.85)	(0.75)	(0.15)	(0.75)
	5/31/15		14.55	0.13		1.10	1.23	(0.35)	(0.35)

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
‡	The Advisor Class commenced operations on December 4, 2015.

124     Prospectus  ■  TIAA-CREF Lifestyle Funds

(concluded)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)		Portfolio turnover rate

$ (0.80)	$ 15.40	(4.11)%	$25,052	0.28%		0.10%		1.42%		24%
(0.63)	16.95	15.14	15,252	0.30		0.10		1.09		38
(0.56)	15.28	18.09	4,376	0.40		0.10		1.13		20
(0.95)	13.47	(4.53)	2,755	0.41		0.10		0.75		41
(0.75)	15.14	9.13	3,094	0.35		0.10		1.18		14

(0.79)	15.40	(4.10)	205	0.30		0.14		1.08		24
(0.62)	16.94	15.04	164	0.35		0.15		1.14		38
(0.56)	15.28	18.07	115	0.41		0.12		1.27		20
(0.95)	13.47	(1.21)[b]	102	0.43	[c]	0.12	[c]	0.26	[c]	41

(0.77)	15.43	(4.31)	363	0.43		0.25		1.22		24
(0.60)	16.99	14.93	390	0.46		0.25		1.01		38
(0.51)	15.32	17.95	375	0.56		0.25		1.08		20
(0.93)	13.47	(4.55)	269	0.56		0.25		1.11		41
(0.73)	15.12	8.92	1,699	0.50		0.25		1.01		14

(0.76)	15.35	(4.33)	42,107	0.52		0.35		1.09		24
(0.59)	16.89	14.82	46,425	0.55		0.35		0.90		38
(0.53)	15.24	17.79	27,905	0.65		0.35		0.95		20
(0.91)	13.44	(4.77)	17,752	0.66		0.35		0.81		41
(0.71)	15.10	8.89	21,900	0.59		0.35		0.89		14

(0.75)	15.33	(4.45)	48,507	0.57		0.40		1.04		24
(0.58)	16.88	14.84	52,360	0.60		0.41		0.85		38
(0.52)	15.22	17.64	35,262	0.72		0.42		0.91		20
(0.90)	13.43	(4.78)	24,905	0.74		0.43		0.76		41
(0.70)	15.08	8.79	28,349	0.66		0.42		0.87		14

TIAA-CREF Lifestyle Funds  ■  Prospectus     125

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For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. The audited financial statements in the Funds’ annual shareholder report dated May 31, 2019 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Funds’ SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa.org

The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A13225 (10/19)